EXHIBIT 10.59

                             AMENDMENT TO AGREEMENT

         THIS AMENDMENT TO AGREEMENT is made this 13th day of May, 1999, by and between THE PERRY COMPANY, A FLORIDA CORPORATION ("CONTRACTOR") and PLASMA-THERM, INC., A FLORIDA CORPORATION ("OWNER") and is a part of, amends and supersedes any contrary or inconsistent provision of the Standard Form of Agreement Between Owner and Contractor on AIA Form A111 (Electronic Format), dated of even date herewith ("CONTRACT") of which it is made a part. Any reference herein to the Contract includes this Addendum and unless otherwise specified, capitalized terms have the meaning ascribed to them by them Contract. In consideration of the mutual covenants set forth in the Contract, Seller and Buyer hereby further agree as follows:

         1. AMEND SECTION 4.1 OF THE CONTRACT AS FOLLOWS: Owner and Contract hereby agree that the construction of the Work has been and will remain stopped until such time as Owner gives Contractor a notice to recommence and proceed with construction (the "NOTICE TO RECOMMENCE"). Contractor will be paid in full, in accordance with the terms of the Contract, for such portion of the Work as has been provided prior to the date the Work was stopped. At such time as the Notice to Recommence is given, Contractor will recommence and proceed with construction of the Work and all of the terms of the Contract will continue to apply, except as otherwise expressly provided in this Amendment. Without limiting the generality of the foregoing, the parties agree that the date for Substantial Completion of the Work will remain two hundred ten (210) days after the date Contractor receives Notice to Recommence, pursuant to Section 4.2. In the event that Owner does not give Contractor a Notice to Recommence within one hundred eighty (180) days after the date that this Amendment is fully executed by Owner and Contractor, then, unless the parties otherwise agree, in writing, the Contract will be void and of no further force or effect.

         2. Except as otherwise provided by this Amendment, the Contract remains in full force and effect without modification.

                                       PLASMA-THERM, INC., A FLORIDA CORPORATION


                                       By: /s/ STACY L. WAGNER
                                          --------------------------------------
                                       Name:  Stacy L. Wagner
                                            ------------------------------------
                                              Vice-President

/s/ KATHERINE BARTZOFF
---------------------------

/s/ MAUREEN NELSON
---------------------------
As to Owner                                       (CORPORATE SEAL)

                                                       "OWNER"


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


                                       THE PERRY COMPANY, A FLORIDA CORPORATION


                                       By: /s/ JERRY N. PERRY
                                          --------------------------------------
                                       Name:  Jerry N. Perry
                                            ------------------------------------
                                              President

/s/ ILLEGIBLE
---------------------------

/s/ ILLEGIBLE
---------------------------
As to Contractor                                  (CORPORATE SEAL)

                                                    "CONTRACTOR"


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